UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2007

TERRA NOVA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Texas	000-24057	75-2375969
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1550 Chicago, IL 60606
(Address of principal execute offices, including zip code)

(312) 827-3600
(Registrant's telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) :

Item 5.02 (b) Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal Officers

On November 20, 2007, Terra Nova Financial Group, Inc. ("TNFG") announces the departure of M. Patricia Kane and Murrey Wanstrath has been named interim Chief Financial Officer.

Ms. Kane joined the Firm in April 2001 and served as Terra Nova's Chief Operating Officer and Chief Financial Officer.

Mr. Wanstrath has served on the board of directors of TNFG since June 2006. Mr. Wanstrath currently is employed with Bonanza Fund Management. Collectively, he has four years experience with Ernst & Young in their Audit and Transaction Services group and six years experience with various investment firms. Mr. Wanstrath holds a BS Accounting from the University of Arkansas and holds the CPA (inactive) and CFA designations.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TERRA NOVA FINANCIAL GROUP, INC.
(Registrant)

By:/s/ Michael G. Nolan
Michael G. Nolan, Chief Executive Officer

Date: November 20, 2007